SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: January 7, 2002


              (Date of earliest event reported: December 27, 2001)


                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                 1-11568                        95-4228470
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(State or other jurisdiction    (Commission                     (IRS Employer
        of incorporation)       File Number)                 Identification No.)





         18881 Von Karman Avenue, Suite 250, Irvine, CA           92612
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(Address of principal executive offices)                        (Zip Code)





Registrant's telephone number, including area code (949) 798-7200



                              TekInsight.com, Inc.

          (Former name or former address, if changed since last report)



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Item 2.       Acquisition or Disposition of Assets

On December 27, 2001, DynTek, Inc. (previously known as TekInsight.com, Inc.) entered into a Fourth Amendment (the "Fourth Amendment") to the Agreement and Plan of Reorganization, dated April 25, 2001, as amended, April 4, 2000, among DynTek, Inc., Newport Acquisition Corp., TekInsight Services, Inc., DynCorp and a wholly owned operating subsidiary of DynCorp, DynCorp Management Resources Inc. (collectively, the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, the merger (the "Merger") of Dyncorp Management Resources with and into TekInsight Services, Inc. (which was renamed DynTek Services, Inc. following the Merger) was consummated on December 27, 2001. Among other things, the Fourth Amendment amends the Reorganization Agreement to add DynTek Services, a wholly owned operating subsidiary of DynTek, as a party, to eliminate Newport Acquisition as a party, and to eliminate certain preconditions to closing (e.g., the closing of a $20,000,000 financing by DynTek).

The Fourth Amendment also amended the aggregate initial consideration to be delivered to DynCorp by accounting for the shares underlying certain warrants previously issued in connection with a November 2001 bridge financing by DynTek as being currently issued and outstanding shares of DynTek common stock for purposes of determining the number of shares of Class B common stock of DynTek to be issued at Merger closing. As a result, on December 27, 2001, the initial Merger consideration delivered to DynCorp consisted of 18,336,663 shares of DynTek Class B common stock, subject to additional shares of Class B common stock being issued to DynCorp as Additional Merger Consideration under the terms of the Reorganization Agreement.

Finally, in order to obtain the necessary consent to consummate the Merger from DynTek's principal lender, DynTek and DynTek Services entered into Amendment No. 11 and Waiver To Loan and Security Agreement with Foothill Capital Corporation.



Item 7.       Financial Statements, Pro Forma Financial and Exhibits.

              (a) Financial Statements of Businesses Acquired.

     Consolidated audited balance sheets of DynCorp Management Resources Inc. as of December 27, 2001, December 28, 2000 and December 30, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 27, 2001, December 28, 2000 and December 30, 1999, will be filed by amendment to this Current Report on Form 8-K not later than March 12, 2002.

              (b) Pro Forma financial Information.

Unaudited pro forma consolidated financial information of DynTek relating to the acquisition of DynCorp Management Resources Inc. will be filed by amendment to this Current Report on Form 8-K not later than March 12, 2002.

              (c) Exhibits.

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     2.1 Fourth Amendment, dated December 27, 2001, to the Agreement and Plan of
Reorganization, dated April 25, 2001, as amended, April 4, 2000, among DynTek, Inc., Newport Acquisition Corp., DynTek Services, Inc., DynCorp and a wholly owned operating subsidiary of DynCorp, DynCorp Management Resources Inc.

     2.2 Agreement and Plan of Merger of DynCorp Management Resources Inc. with and into DynTek Services, Inc. , dated December 27, 2001.

     3.1 Amended and Restated Certificate of Incorporation of DynTek, Inc.

     3.2 Amended and Restated Bylaws of DynTek, Inc.

     10.1 Transition Services Agreement, dated December 27, 2001, by and among DynTek, Inc., DynCorp, and DynTek Services, Inc.

     10.2 Registration Rights Agreement, dated December 27, 2001, by and between DynTek and DynCorp.

     10.3 Employment Agreement, dated as of December 10, 2001, by and between Steven J. Ross, DynTek and DynTek Services, Inc.

     10.4 Amendment No. 11 and Waiver to Loan and Security Agreement, dated as of December 27, 2001, between Foothill Capital Corporation and DynTek Services, Inc., and with DynTek executing the agreement as guarantor.

     99.1 Press Release announcing Merger closing, dated December 27, 2001





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     January 7, 2002          DYNTEK, INC.



                                       By:/s/ James Linesch
                                          -------------------
                                          James Linesch, Chief Financial Officer